10.27.10++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT
BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO
THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION
HAS BEEN OMITTED.

AMENDMENT 6 TO THE SERVICES AGREEMENT

THIS AMENDMENT 6 (the “Amendment”) is entered into as of December 8th, 2020 (“Amendment Effective Date”) by and between Telenav, Inc., a corporation duly organized and existing under the laws of the State of Delaware, ("Licensor") and GENERAL MOTORS HOLDINGS LLC and its subsidiary GENERAL MOTORS LLC, each a Delaware limited liability company (individually and collectively "GM").
RECITALS
WHEREAS, GM and Licensor entered into a Services Agreement on June 13th 2014 (the “Agreement”); and as amended by Amendment 1 effective December 5th, 2014, Amendement 2 effective March 18th, 2015, Amendment 3 effective December 24th 2015, Amendment 4 effective May 3rd, 2016 and Amendment 5 effective July 24th, 2019;
WHEREAS, GM and Licensor desire to amend the Agreement.
NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration received and to be received, Licensor and GM agree as follows:
1.Section 15, Term of the Agreement is amended to delete “ending on December 31, 2020” and replaced with “ending on December 31, 2021”.

2.The exhibit entitled “Data License Agreement & Services” is amended at Section 3, Term, to replace “shall continue to be in effect until December 31, 2020” with “shall continue to be in effect until December 31, 2021”.

3.The exhibit entitled “Software Service License Agreement” is amended at Section 1, Agreement and Term, to replace “shall continue to be in effect until December 31, 2020” with “shall continue to be in effect until December 31, 2021”.

4.Effective as of January 1, 2021, the Data License Agreement Exhibit 5.1 entitled “Pricing” shall be deleted in its entirety and replaced with the revised Exhibit 5.1 attached hereto.
This Amendment 6 shall be read in conjunction with the Agreement. In the event of a conflict between any term of this Amendment and the Agreement, the terms of this Amendment shall control. Capitalized terms, except as defined herein, shall have the same meaning as set forth in the Agreement. All other provisions of the Agreement not specifically changed by this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, Licensor and GM acknowledge that each of the provisions of this Amendment were expressly agreed to and have each caused this Amendment to be signed and delivered by its duly authorized officer or representative as of the Amendment Effective Date.

GENERAL MOTORS HOLDINGS LLC         LICENSOR

By: /s/ Ashley Moran                    By: /s/ Steve Debenham

Printed Name:    Ashley Moran                Printed Name:    Steve Debenham

Title:    Senior Buyer                    Title:V.P. , General Counsel

Date:    12/10/2020                    Date:         12/10/2020

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

10.27.10++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT
BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO
THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION
HAS BEEN OMITTED.

GENERAL MOTORS LLC

By: /s/ Ashley Moran

Printed Name:    Ashley Moran

Title:    Senior Buyer

Date:    12/10/2020

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

10.27.10++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT
BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO
THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION
HAS BEEN OMITTED.

Exhibit 5.1 to Data License and Services Agreement
Pricing
Table 1: One-time Fees per VIN Pricing
	Current Fees	[*****] Std Fees	[*****] uplift	New price
Non-EV core price	$[*****]	-$[*****]	-$[*****]	$[*****]
EV Fuel type upcharge
· North America	$[*****]	-$[*****]	-$[*****]	$[*****]
· Latin America	$[*****]	-$[*****]	-$[*****]	$[*****]
· India	$[*****]	-$[*****]	-$[*****]	$[*****]
· South Korea	$[*****]	-$[*****]	-$[*****]	$[*****]
· Taiwan	$[*****]	-$[*****]	-$[*****]	$[*****]
· Southeast Asia	$[*****]	-$[*****]	-$[*****]	$[*****]
· Australia/New Zealand	$[*****]	-$[*****]	-$[*****]	$[*****]
· Israel	$[*****]	-$[*****]	-$[*****]	$[*****]
· Africa	$[*****]	-$[*****]	-$[*****]	$[*****]
· Middle East	$[*****]	-$[*****]	-$[*****]	$[*****]
· Turkey	$[*****]	-$[*****]	-$[*****]	$[*****]
· Europe	$[*****]	-$[*****]	-$[*****]	$[*****]

License Fee Reporting:
On or before the 10th day of each calendar month, Licensee shall prepare and submit to Licensor a written report with separate line items by country for the total number of newly activated [*****] and [*****] vehicles (VINs) made by GM and/or GM Affiliates with subscriptions to [*****] / [*****] / [*****] / [*****] functionality developed by or on behalf of GM for the previous calendar month. Each such subscription is associated with a single VIN and entitles the vehicle (up to ten profiles) access to one or more applications via PC, mobile, tablet or vehicle devices. A VIN is considered activated if an application or applications with [*****] / [*****] / [*****] / [*****] functionality is activated, downloaded, or otherwise distributed to a VIN. Licensee is responsible for ensuring that such application subscriptions are only distributed to end users with a valid end user account linked to a VIN. For clarity, if more than one application is activated by a VIN, that VIN shall only be counted once and no further reporting or fees are due for subsequent activations of applications. Following receipt of such report, Licensor shall invoice Licensee for the amounts due in accordance with the pricing in Table 1 and Licensee shall pay in accordance with [*****] payment terms as specified in the applicable Purchase Order.

Table 2: Demo Mode
With respect to [*****] (Appendix F) of Statement of Work: GM will pay Licensor $[*****] per year ($[*****]/month) for North America (US, Canada, Mexico) and Europe.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.